UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact name of registrant as specified in charter)

Delaware		80-0808358
001-35641

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois	60192

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 286-7000

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 8, 2019 Sears Hometown and Outlet Stores, Inc. (the “Company”) issued a news release announcing that the Company had received a proposal during the evening on Friday, April 5, from Transform Holdco LLC, an entity affiliated with the Company’s majority stockholder ESL Investments, Inc. (“ESL”), to acquire all of the outstanding shares of the Company’s common stock not already owned by ESL and its affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

*99.1 News Release, dated April 8, 2019, issued by the Company

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ E. J. BIRD
E. J. Bird
Senior Vice President and Chief Financial Officer

Dated: April 8, 2019